Exhibit 10.1
DUBUQUE BANK AND TRUST COMPANY
SPLIT-DOLLAR LIFE INSURANCE PLAN

THIS PLAN is made and entered into this 13th day of November, 2001, by and between Dubuque Bank and Trust Company, a state-chartered commercial bank with principal offices and place of business in the State of Iowa (hereinafter referred to as the “Corporation”), and the employee selected to participate in this Plan (the “Participant”), and amends and restates in its entirety any existing Universal Life Split-Dollar Agreement or Whole Life Split-Dollar Agreement previously executed by and between the Corporation and any Participant.

INTRODUCTION

The Corporation desires to attract and retain key executives by providing death benefits for the participating executive’s designated beneficiary or beneficiaries (while employed and post-retirement) and further motivate them to increase the value of the Corporation.  As an additional employment benefit for the participating executives, the Corporation is willing to pay the premiums due on a life insurance policy or policies (the “Policy”) including all supplemental riders or endorsements to such Policy insuring the Participants, on the terms and conditions set forth below.  The Corporation and Participant hereto have taken all necessary action to cause the Insurer to issue the Policy, and shall take any further action, which may be necessary to cause the Policy to conform to the provisions of this Plan.

Article 1
Definitions

1.1           Total Compensation means the Participant’s base salary and bonus for purposes of this Plan, as set forth on Exhibit A.

1.2           Baseline Benefit means the Participant’s Total Compensation times two (2).

1.3           Indexed Baseline Benefit means the Baseline Benefit indexed at 5% per year, compounded annually, until Disability, Normal Retirement or Early Retirement of the Participant.  However, if the Participant is disabled prior to Normal Retirement then the Participant’s Indexed Baseline Benefit will be the Baseline Benefit indexed at 5% per year until the date of Disability.  The first indexing shall be effective on January 1 following the date set forth on Exhibit A.

1.4           Normal Retirement means the Participant’s retirement at age sixty-five (65) or later.

1.5           Early Retirement means the Participant’s retirement between the ages of fifty-five (55) and sixty-five (65) provided there are ten (10) years of service, as defined by the Heartland Retirement Plan, provided to Corporation.

1.6           Disability means, if the Participant is covered by a Corporation-sponsored disability policy, total disability as defined in such policy without regard to any waiting period.  If the Corporation does not have in place a long-term disability plan, this shall mean the Participant is no longer capable of performing his or her job in the same manner as he or she performed the job in the past as determined by a medical doctor approved by the Corporation.

1.7           Change of Control has that meaning stated in Exhibit D attached hereto.

1.8           Compensation Committee means either the Compensation Committee designated from time to time by the Corporation’s Board of Directors or a majority of the Corporation’s Board of Directors.

Article 2
Participation

2.1           Eligibility to Participate.  The Compensation Committee in its sole discretion shall designate from time to time Participants that are eligible to participate in this Plan.  The Compensation Committee will not designate a Participant as eligible unless the eligible executive has been employed by the Corporation for at least three years.

2.2           Participation.  The eligible executive may participate in this Plan by executing an Election to Participate, as set forth in Exhibit A, and a Split-Dollar Endorsement for each Policy, as set forth in Exhibit B.  The Split-Dollar Endorsement shall bind the Participant and his or her beneficiaries, assigns and transferees to the terms and conditions of this Plan.  An executive’s participation is limited to only Policies where he or she is the insured.

2.3           Disability.  (A) Subject to Article 9, except as otherwise provided in paragraph (B) of this Section 2.3, if the Participant’s employment with the Corporation is terminated because of the Participant’s Disability, the Corporation shall maintain the Policy in full force and effect and, in no event, shall the Corporation amend, terminate or otherwise abrogate the Participant’s interest in the Policy.  However, the Corporation may replace the Policy with a comparable insurance policy to cover the benefit provided under this Plan and the Corporation and the Participant shall execute a new Split-Dollar Policy Endorsement.  The Policy or any comparable policy shall be subject to the claims of the Corporation’s creditors.

(B) Notwithstanding the provisions of paragraph (A) of this Section 2.3, upon the disabled Participant’s gainful employment with an entity other than the Corporation, the Corporation shall have no further obligation to the disabled Participant, and the disabled Participant’s rights pursuant to the Plan shall cease.  In the event the disabled Participant’s rights are terminated hereunder and the Corporation decides to maintain the Policy, the Corporation shall be the direct beneficiary of the entire death proceeds of the Policy.

2.4           Early Retirement/Normal Retirement.  Subject to Article 9, after the Participant’s Early Retirement or Normal Retirement date, provided the Participant was in the continuous employ of the Corporation, the Corporation shall maintain the Policy in full force and effect and in no event shall the Corporation amend, terminate or otherwise abrogate the Participant’s interest in the Policy.  However, the Corporation may replace the Policy with a comparable insurance policy to cover the benefit under this Plan provided the Corporation and the Participant execute a new Split-Dollar Policy Endorsement.  The Policy or any comparable policy shall be subject to the claims of the Corporation’s creditors.

Article 3
Policy Ownership/Interests

3.1           Participant’s Interest.  With respect to each Policy, the Participant, or the Participant’s assignee, shall have the right to designate the beneficiary of an amount of death proceeds equal to the Indexed Baseline Benefit.  The Participant shall also have the right to elect and change settlement options with the consent of the Corporation and the Insurer.

3.2           Designation of Beneficiary.  The Participant may select the beneficiary or beneficiaries to receive the portion of Policy proceeds to which the Participant is entitled hereunder, by specifying the same in a written notice to the Corporation in the form attached hereto as Exhibit B or other form acceptable to the Corporation.  The Participant may change the designation from time to time by providing a new written notice to the Corporation.  If no Participant designation is made or if the named beneficiary predeceases Participant or is not in existence at Participant’s death, any death proceeds payable will be paid to the personal representative of the Participant’s estate.  The Corporation will take what action is necessary by way of endorsement beneficiary designation with reference to this split-dollar life insurance Plan or other action necessary for the beneficiaries designated by the Participant to be the beneficiaries of the Policy.

3.3           Corporation’s Interest. The Corporation shall own the Policy and shall have the right to exercise all incidents of ownership, except as may otherwise be provided herein.  With respect to each Policy, the Corporation shall be the direct beneficiary of the remaining death proceeds of the Policy after the Participant’s Interest is determined according to Section 3.1.  If the Corporation secures a loan from the Insurer using the Policy as collateral, the Corporation shall pay interest charges on such loan.  If the Corporation so encumbers the Policy, other than by a policy loan from the Insurer, then, upon the death of the Participant or upon the election of the Participant hereunder to purchase the Policy from the Corporation, the Corporation shall promptly take all action necessary to secure the release or discharge of such encumbrance.

Article 4
Premiums
4.1           Payment of Premiums.  On or before the due date of each Policy premium, or within the grace period provided therein, the Corporation shall pay the full amount of the premium to the Insurer, and shall, upon request, promptly furnish the Participant evidence of timely payment of such premium.

4.2           Economic Benefit.  The Corporation shall annually determine the economic benefit attributable to the Participant based on the amount of the current term rate for the Participant's age multiplied by the aggregate death benefit payable to the Participant's beneficiary.  The "current term rate" is the minimum amount required to be imputed under Revenue Rulings 64-328 and 66-110, or any subsequent applicable authority.  The Corporation shall annually impute the economic benefit to the Participant.

Article 5
Assignment

Notwithstanding any provision hereof to the contrary, any Participant shall have the right to absolutely and irrevocably assign by gift all of his or her right, title and interest in and to this Plan and to the Policy to an assignee.  This right shall be exercisable by the execution and delivery to the Corporation of a written assignment, in substantially the form attached hereto as Exhibit C, which by this reference is made a part hereof.  Upon receipt of such written assignment executed by a Participant and duly accepted by the assignee thereof, the Corporation shall consent thereto in writing, and shall thereafter treat the Participant’s assignee as the sole owner of all of the Participant’s right, title and interest in and to this Plan and in and to the Policy.  Thereafter, the Participant shall have no right, title or interest in and to this Plan or the Policy, all such rights being vested in and exercisable only by such assignee.

Article 6
Insurer

The Insurer shall be fully discharged from its obligations under the Policy by payment of the Policy death benefit to the beneficiary or beneficiaries named in the Policy, subject to the terms and conditions of the Policy.  In no event shall the Insurer be considered a party to this Plan, or any modification or amendment hereof.  No provision of this Plan, nor of any modification or amendment hereof, shall in any way be construed as enlarging, changing, varying or in any other way affecting the obligations of the Insurer as expressly provided in the Policy, except insofar as the provisions hereof are made a part of the Policy by the beneficiary designation executed by the Corporation and filed with the Insurer in connection herewith.  The Insurer shall have the right to rely on the Corporation’s representations with regard to any definitions, interpretations or Policy interests as specified under this Plan.

Article 7
Claims Procedure

7.1           Claims Procedure.  The Corporation shall notify any person or entity that makes a claim under this Plan (the “Claimant”) in writing, within 90 days of Claimant’s written application for benefits, of his or her eligibility or non-eligibility for benefits under the Plan.  If the Corporation determines that the Claimant is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial, (2) a specific reference to the provisions of the Plan on which the denial is based, (3) a description of any additional information or material necessary for the Claimant to perfect his or her claim, and a description of why it is needed, (4) an explanation of this Plan's claims review procedure and other appropriate information as to the steps to be taken if the Claimant wishes to have the claim reviewed and (5) a time within which review must be requested.  If the Corporation determines that there are special circumstances requiring additional time to make a decision, the Corporation shall notify the Claimant of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional 90 days.

7.2           Review Procedure.  If the Claimant is determined by the Corporation not to be eligible for benefits, or if the Claimant believes that he or she is entitled to greater or different benefits, the Claimant shall have the opportunity to have such claim reviewed by the Corporation by filing a petition for review with the Corporation within 60 days after receipt of the notice issued by the Corporation.  Said petition shall state the specific reasons, which the Claimant believes entitle him or her to benefits or to greater or different benefits.  Within 60 days after receipt by the Corporation of the petition, the Corporation shall afford the Claimant (and counsel, if any) an opportunity to present his or her position to the Corporation in writing, and the Claimant (or counsel) shall have the right to review the pertinent documents.  The Corporation shall notify the Claimant of its decision in writing within the 60-day period, stating specifically the basis of its decision, written in a manner calculated to be understood by the Claimant and the specific provisions of the Plan on which the decision is based.  If, because of the need for a hearing, the 60-day period is not sufficient, the decision may be deferred for up to another 60 days at the election of the Corporation, but notice of this deferral shall be given to the Claimant.

Article 8
Amendments and Termination

8.1           Amendment or Termination of Plan.  Except as otherwise provided in Sections 2.3, 2.4, 8.2 and 8.4, the Corporation has the unilateral right at any time (i) to amend or terminate the Plan, except this Plan shall not be amended or terminated within twelve (12) months prior to a Change of Control without the Participant’s written consent or (ii) to exercise its right to surrender the Policy.

8.2           Amendment or Termination of Plan Upon Change of Control.  Notwithstanding anything herein to the contrary, if there should be a Change of Control in Corporation, then the Indexed Baseline Benefit under this Plan shall be frozen as of the date the Change of Control occurs.  Further, Corporation shall pay or create a vehicle to pay, or cause the successor in interest to repay any outstanding loans and to pay to Insurer the amount of premium necessary to acquire in full (endow) enough insurance coverage to pay the Indexed Baseline Benefit as then frozen and the Corporation’s premium payments under the Policy.  There will be no further indexing of dollar amounts under this Plan in the event of the Change of Control.  Further, as of the date of the Change of Control, all amounts due to Participant under this Plan shall be fully vested and shall not be subject to subsequent events including, but not limited to, the termination of employment of the Participant.

8.3           Automatic Termination.  Subject to Sections 8.2 and 8.4, this Plan shall automatically terminate upon the occurrence of any of the following events:

                8.3.1 The bankruptcy, receivership or dissolution of the Corporation;
8.3.2 The Participant’s termination of employment with the Corporation (for reasons other than death, Early Retirement, Normal Retirement, Disability or Change of Control).

8.3.3 The Participant’s cessation of full-time employee status with the Corporation prior to age 55; or

                8.3.4 The Participant’s violation of the terms of Article 9.
8.4           Disposition of the Policy on Termination of the Plan During the Participant’s Lifetime.  If the Plan is terminated, the Corporation shall give notice as set forth below.

                8.4.1 Unless the Plan is terminated under Sections 8.3.2, 8.3.3 or 8.3.4 above, for sixty (60) days after the date the Participant receives notice from the Corporation of the termination of this Plan during the Participant's lifetime, the Participant shall have the assignable option to purchase the Policy from the Corporation.  The purchase price for the Policy shall be the greater of the total amount of the premium payments made by the Corporation hereunder or the cash value of the Policy, less any indebtedness secured by the Policy which remains outstanding as of the date of such termination, including interest on such indebtedness.  Upon receipt of such amount, the Corporation shall transfer all of its right, title and interest in and to the Policy to the Participant or his or her assignee, by the execution and delivery of an appropriate instrument of transfer.

                8.42  If the Participant or his or her assignee fails to exercise such option within such sixty (60) day period, then the Corporation may enforce any of its ownership rights under the policy.  Thereafter, neither the Participant, the Participant’s assignee nor the assignee’s heirs, assigns or beneficiaries shall have any further interest in and to the Policy, either under the terms thereof or under this Plan.

Article 9
Non-Compete

For purposes of this Plan a Participant may not engage in any competitive practices or activity prior to or after Early Retirement or Normal Retirement for a period of two years, in an area within a 50-mile radius of any branch or location of the Corporation now or hereafter existing, without the express written consent of the Corporation.  A Participant shall not divulge to any person, firm or corporation, or use on Participant’s own behalf, any information, acquired by Participant during Participant’s employment with the Corporation, concerning the Corporation’s accounts, clients, customers, policyholders, expiration lists or business or information of any kind whatsoever owned by the Corporation.  Furthermore, for purposes of this Plan, the Participant shall be deemed to compete with the Corporation, if as hereinafter provided, the Participant (i) competes directly with the Corporation; (ii) is or becomes financially or beneficially interested in any person and/or business who or which competes with the Corporation; however, ownership of not more than five percent (5%) of any class of securities traded actively over-the-counter or through a stock exchange shall not violate this condition (ii); or (iii) acts directly or indirectly, as broker, consultant, agent, lender, guarantor or salesman for or on behalf of any person or business who or which competes with the Corporation.

A violation of this paragraph shall cause the Plan to be terminated.

Article 10
Miscellaneous

10.1           Amendment and Restatement of Other Insurance Plans.  This Plan supersedes and replaces the Corporation sponsored death benefit arrangement previously paid for by the Corporation and such arrangement is amended and restated as of the effective date of this Plan.  Specifically, the Executive Death Benefit Only Plan (DBO) is amended and restated.

10.2           Effect of Plan on Employment.  This Plan shall not be construed as a contract or policy of employment nor does it restrict the right of the Corporation to discharge the Participant or the right of the Participant to terminate employment.

10.3           Binding Effects.  This Plan shall be binding upon and inure to the benefit of the Corporation and its successors and assigns, and the Participant, his or her successors, assigns, heirs, executors, administrators and beneficiaries.

10.4           Governing Law.  This Plan, and the rights of the parties hereunder, shall be governed by and construed in accordance with the laws of the State of Iowa.

10.5           Notices.  Any notice, consent or demand required or permitted to be given under the provisions of this Plan shall be in writing, and shall be signed by the party giving or making the same.  If such notice, consent or demand is mailed to a party hereto, it shall be sent by United States certified mail, postage prepaid, addressed to such party’s last known address as shown on the records of the Corporation.  The date of such mailing shall be deemed the date of notice, consent or demand.

10.6           Suicide, Misstatement or Fraud.  The Corporation shall not pay any benefit under this Plan if the Participant:

10.6.1 Commits suicide within two years (i) after the date of this Plan or (ii) issuance of the Policy, whichever occurs later;

10.6.2 Has made any material misstatement of fact or committed fraud (as determined by the Insurer) on any application for life insurance benefits provided by the Corporation under this Plan; or

10.6.3 Should die while engaged in any activity or under circumstances that are listed as exclusions in the Policy.

10.7           Entire Plan.  This Plan constitutes the entire Plan between the Corporation and the Participant as to the subject matter hereof.  No rights are granted to the Participant by virtue of this Plan other than those specifically set forth herein.

10.8           Administration.  The Corporation shall have powers that are necessary to administer this Plan, including but not limited to:

10.8.1	Interpreting the provisions of the Plan;

10.8.2	Establishing and revising the method of accounting for the Plan;

10.8.3	Maintaining a record of benefit payments; and

10.8.4	Establishing rules and prescribing any forms necessary or desirable to administer the Plan.

10.9           Designated Fiduciary.  For purposes of the Employee Retirement Income Security Act of 1975, if applicable, the Corporation is hereby designated as the named fiduciary and plan administrator under this Plan.  The named fiduciary shall have authority to control and manage the operation and administration of this Plan, and it shall be responsible for establishing and carrying out a funding policy and method consistent with the objectives of this Plan.  The named fiduciary may delegate to others certain aspects of the management and operation responsibilities of the plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

IN WITNESS WHEREOF, the Corporation executes this Plan as of the date indicated above.

Dubuque Bank and Trust Company

By: __________________________

                                       Title: _________________________

AMENDMENT 1
DUBUQUE BANK AND TRUST COMPANY
SPLIT-DOLLAR LIFE INSURANCE PLAN

Effective January 1, 2002, Article 1.1 is amended as follows:

Total Compensation means the Participant’s base salary, bonus and commissions for purposes of this plan, as set forth on Exhibit A.

AMENDMENT 2
DUBUQUE BANK AND TRUST COMPANY
SPLIT-DOLLAR LIFE INSURANCE PLAN
DATED NOVEMBER 13, 2001

THIS AMENDMENT is made and executed on this 1st day of May, 2002, by and between Dubuque Bank and Trust Company located in the State of Iowa, (the “Corporation”) and the employee selected to participate (the “Participant”) in the SPLIT-DOLLAR LIFE INSURANCE PLAN (the “Plan”) executed on November 13, 2001.

The undersigned hereby amends, in part, said Plan for the purpose of revising the definition of disability and claims and review procedures contained in the Plan.  Therefore,

Section 1.6 of the Plan shall be deleted in its entirety and replaced with a new Section 1.6 as follows:

1.6         Disability means the Participant’s suffering a sickness, accident or injury which has been determined by the carrier of any individual or group disability insurance policy covering the Participant, or by the Social Security Administration, to be a disability rendering the Participant totally and permanently disabled.  Upon request of the Corporation, the Participant must submit proof to the Corporation of the carrier’s or Social Security Administration’s determination.

Article 7 of the Plan shall be deleted in its entirety and replaced with a new Article 7 as follows:

Article 7
Claims and Review Procedures

7.1         Claims Procedure.  A Participant or beneficiary (the “Claimant”) who has not received benefits under the Plan that he or she believes should be paid shall make a claim for such benefits as follows:

7.1.1                             Initiation – Written Claim.  The Claimant initiates a claim by submitting to the Corporation a written claim for the benefits.

7.1.2                             Timing of Corporation Response.  The Corporation shall respond to such Claimant within 90 days after receiving the claim.  If the Corporation determines that special circumstances require additional time for processing the claim, the Corporation can extend the response period by an additional 90 days by notifying the Claimant in writing, prior to the end of the initial 90-day period, that an additional period is required.  The notice of extension must set forth the special circumstances and the date by which the Corporation expects to render its decision.

7.1.3                             Notice of Decision.  If the Corporation denies part or all of the claim, the Corporation shall notify the Claimant in writing of such denial.  The Corporation shall write the notification in a manner calculated to be understood by the Claimant.  The notification shall set forth:

(a) The specific reasons for the denial,

(b) A reference to the specific provisions of the Plan on which the denial is based,

(c) A description of any additional information or material necessary for the Claimant to perfect the claim and an explanation of why it is needed,

(d) An explanation of the Plan’s review procedures and the time limits applicable to such procedures, and

(e) A statement of the Claimant’s right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

7.2         Review Procedure.  If the Corporation denies part or all of the claim, the Claimant shall have the opportunity for a full and fair review by the Corporation of the denial, as follows:

7.2.1                             Initiation – Written Request.  To initiate the review, the Claimant, within 60 days after receiving the Corporation’s notice of denial, must file with the Corporation a written request for review.

7.2.2                             Additional Submissions – Information Access.  The Claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim.  The Corporation shall also provide the Claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the Claimant’s claim for benefits.

7.2.3                             Considerations on Review.  In considering the review, the Corporation shall take into account all materials and information the Claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

7.2.4                             Timing of Corporation Response.  The Corporation shall respond in writing to such Claimant within 60 days after receiving the request for review.  If the Corporation determines that special circumstances require additional time for processing the claim, the Corporation can extend the response period by an additional 60 days by notifying the Claimant in writing, prior to the end of the initial 60-day period, that an additional period is required.  The notice of extension must set forth the special circumstances and the date by which the Corporation expects to render its decision.

7.2.5                             Notice of Decision.  The Corporation shall notify the Claimant in writing of its decision on review.  The Corporation shall write the notification in a manner calculated to be understood by the Claimant.  The notification shall set forth:

(a) The specific reasons for the denial,

(b) A reference to the specific provisions of the Plan on which the denial is based,

(c) A statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the Claimant’s claim for benefits, and

(d) A statement of the Claimant’s right to bring a civil action under ERISA Section 502(a).

IN WITNESS OF THE ABOVE, the Corporation executes this Second Amendment as of the date indicated above.

Dubuque Bank and Trust Company

By:  ________________________

Title:________________________

AMENDMENT 3
DUBUQUE BANK AND TRUST COMPANY
SPLIT-DOLLAR LIFE INSURANCE PLAN
DATED NOVEMBER 13, 2001

THIS AMENDMENT is made and executed this 16th day of September, 2003, by and between DUBUQUE BANK AND TRUST COMPANY, located in the State of Iowa, (the “Corporation”) and the employee selected to participate (the “Participant”) in the SPLIT-DOLLAR LIFE INSURANCE PLAN (the “Plan”) executed on November 13, 2001.

The undersigned hereby amends, in part, said Plan for the purposes of (i) correcting the reference to the Heartland Financial Retirement Plan in the Early Retirement definition;  (i) ending the Participant’s Interest at age 90; and (iii) recognizing that the participation in the plan terminates upon the events listed in the Automatic Termination provision.  Therefore,

Section 1.5 of the Plan shall be deleted in its entirety and replaced with a new section 1.5, as follows:

1.5
Early Retirement means the Participant’s retirement between the ages of fifty-five (55) and sixty-five (65) provided there are ten (10) years of continuous service, as defined by the Heartland Financial Retirement Plan, provided to Corporation.

Section 3.1 of the Plan shall be deleted in its entirety and replaced with a new Section 3.1, as follows:

3.1
Participant’s Interest.  With respect to each Policy, the Participant, or the Participant’s assignee, shall have the right to designate the beneficiary of an amount of death proceeds equal to the Indexed Baseline Benefit.  The Participant shall also have the right to elect and change settlement options with the consent of the Corporation and the Insurer.  The Participant’s Interest shall cease upon the Participant’s ninetieth (90th) birthday.

Section 8.3 of the Plan shall be deleted in its entirety and replaced with a new Section 8.3, as follows:

8.3	Automatic Termination. Subject to Sections 8.2 and 8.4, participation in this Plan shall automatically terminate upon the occurrence of any of the following events:

8.3.1	The bankruptcy, receivership, or dissolution of the Corporation;

8.3.2	The Participant’s termination of employment with the Corporation (for reasons other than death, Early Retirement, Normal Retirement, Disability or Change of Control).

8.3.3	The Participant’s cessation of full-time employee status with the Corporation prior to age 55; or

8.3.4	The Participant’s violation of the terms of Article 9.

IN WITNESS OF THE ABOVE, the Corporation executes this Third Amendment as of the date indicated above.

Dubuque Bank and Trust Company

By:     _________________________________

Title:  _________________________________

AMENDMENT NO. 4 TO THE
DUBUQUE BANK AND TRUST COMPANY
SPLIT-DOLLAR LIFE INSURANCE PLAN

THIS AMENDMENT, is effective as of December 31, 2007 by Dubuque Bank and Trust Company (the “Corporation”).

W I T N E S S E T H

WHEREAS, the Corporation maintains the Dubuque Bank and Trust Company Split-Dollar Life Insurance Plan dated November 13, 2001, as amended (the “Plan);

WHEREAS, the Corporation desires to amend the Plan effective as of December 31, 2007; and

WHEREAS, Article 8.1 of the Plan reserves to the Corporation the right to amend the Plan; and

WHEREAS, the Participants in the Plan listed on Exhibit E hereto are hereby executing this Amendment to consent to the Amendment in the event such consent is required pursuant to Article 8.1 of the Plan;

NOW, THEREFORE, the Plan is hereby amended as follows:

FIRST:  Article 1 of the Plan is hereby amended to add the following new section:

1.9  Net at Risk Amount means the total proceeds payable from the Policy minus the cash surrender value of the Policy as of the date of the Participant’s death.

SECOND:  Article 3.1 of the Agreement is hereby amended by adding thereto, at the end thereof, the following:

Notwithstanding the foregoing, with respect to a Participant listed on Exhibit E hereto, the Participant’s interest as set forth above shall not exceed the lesser of (i) $1,000,000 or (ii) one hundred percent (100%) of the “Net at Risk Amount” (as defined herein).

In the event a Participant ceases to be a full-time employee and becomes a part-time employee, as determined by the Corporation’s standard practices, the Participant’s interest as set forth herein shall be frozen at the amount in effect immediately prior to the date of such change.

THIRD:  Article 3.2 of the Agreement is hereby amended by adding thereto, at the end thereof, the following:

Notwithstanding the foregoing, the Corporation may transfer ownership of the Policy or any permitted replacement Policy to a grantor trust to which the Corporation is a party.

FOURTH:  Article 10 of the Plan is hereby amended to add the following new section:
10.10  Professional Fees Following Change of Control.  If the Participant incurs legal fees or other expenses on or after the date of a Change of Control in an effort to enforce or obtain the benefits of this Plan, the Corporation, shall, regardless of the outcome of such effort, reimburse the Participant for such legal fees and other expenses in an amount not to exceed $500,000.

FIFTH:  The Plan is hereby further amended by adding at the end thereof the attached Exhibit E, which is a list of Participants affected by this Amendment.

SIXTH:  The Plan, as hereinabove amended shall remain in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of December 31, 2007.

DUBUQUE BANK AND TRUST COMPANY

By:  ___________________________
Its:  ___________________________

PARTICIPANTS      _________________________________
                                            _________________________________
                                        _________________________________
                                            _________________________________

[End of Participant signatures]

EXHIBIT A
DUBUQUE BANK AND TRUST COMPANY
SPLIT-DOLLAR LIFE INSURANCE PLAN

ELECTION TO PARTICIPATE

I, «Name», an eligible employee as determined in Section 2.1 of the Dubuque Bank and Trust Company Split-Dollar Life Insurance Plan (the “Plan”) dated November 13, 2001, hereby elect to become a Participant of the Plan in accordance with Section 2.2 of the Plan.

I acknowledge that I have read the Plan document and agree to be bound by its terms, including the covenant not to compete in Article 9 of the Plan.

For purposes of measuring my initial Baseline Benefit under the Plan, my Total Compensation (for purposes of the Plan only) is $«Comp».  The first indexing of my Baseline Benefit is/was January 1, «Year».

Executed this ______ day of _____________________, 20___.

_____________________________                                        ______________________________
Witness signature                                                                           Participant signature

_____________________________                                        ______________________________
Witness printed name                                                                    Participant printed name

EXHIBIT B
SPLIT-DOLLAR POLICY ENDORSEMENT TO
DUBUQUE BANK AND TRUST COMPANY
 SPLIT-DOLLAR LIFE INSURANCE PLAN

Policy No. «PolicyNo»                                                                                                           Insured: «Name»

Supplementing and amending the application for insurance to Great-West Life & Annuity Insurance Company (“Insurer”) on June 8, 2001, the applicant requests and directs that:

BENEFICIARIES

1. Dubuque Bank and Trust Company, a state-chartered commercial bank located in Dubuque, Iowa (the “Corporation”), shall be the direct beneficiary of the remaining death proceeds after payment of any amounts due the Insured’s beneficiaries in paragraph (2) of this endorsement.

2. The beneficiary of an amount equal to the Indexed Baseline Benefit, as defined in the Split-Dollar Life Insurance Plan (the “Plan”) dated November 13, 2001 between the Insured and Corporation, shall be designated by the Insured or the Insured’s transferee, subject to the provisions of paragraph (5) of this endorsement.

OWNERSHIP

3.      The Owner of the Policy shall be the Corporation.  The Owner shall have all ownership rights in the Policy except as may be specifically granted to the Insured or the Insured’s transferee in paragraph (4) of this endorsement.

4.      The Insured or the Insured’s transferee shall have the right to assign his or her rights and interests in the Policy with respect to that portion of the death proceeds designated in paragraph (2) of this endorsement, and to exercise all settlement options with respect to such death proceeds.

5.      Notwithstanding the provisions of paragraph (4) of this endorsement, the Insured or the Insured’s transferee shall have no rights or interests in the Policy with respect to that portion of the death proceeds designated in paragraph (2) of this endorsement if the Plan terminates pursuant to Section 8.3 of the Plan.

MODIFICATION OF ASSIGNMENT PROVISIONS OF THE POLICY

Upon the death of the Insured, the interest of any collateral assignee of the Owner of the Policy designated in paragraph (3) of this endorsement shall be limited to the portion of the proceeds described in paragraph (1) of this endorsement.

OWNERS AUTHORITY

The Insurer is hereby authorized to recognize the Owner’s claim to rights hereunder without investigating the reason for any action taken by the Owner, including its statement of the amount of premiums it has paid on the Policy.  The signature of the Owner shall be sufficient for the exercise of any rights under this endorsement and the receipt of the Owner for any sums received by it shall be a full discharge and release therefore to the Insurer.  The Insurer may rely on a sworn statement in form satisfactory to it furnished by the Owner, its successors or assigns, as to their interest, and any payments made pursuant to such statement shall discharge the Insurer accordingly.  The Owner accepts and agrees to this split-dollar policy endorsement.

Any transferee’s rights shall be subject to this endorsement.

The undersigned is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is being executed.

Signed at _____________________, Iowa, this _______ day of ______________, 2001.

DUBUQUE BANK AND TRUST COMPANY

By:    ________________

Title: ________________

ACCEPTANCE AND BENEFICIARY DESIGNATION

The Insured accepts and agrees to the foregoing and, subject to the rights of the Owner as stated above, designates the following as beneficiary(s) of the portion of the proceeds described in paragraph (2) of this endorsement:

Primary Beneficiary: _________________________________________________________
(Please print)
Relationship: ___________________________________________

Contingent Beneficiary (if no Primary Beneficiary exists at the time of death of Insured):  ________________________________________________________________________
(Please print)
Relationship: _____________________________________________

Signed at _____________________, Iowa, this ________ day of _____________, 2001.

THE INSURED:                                                                                     WITNESSED BY:

___________________________________                              _______________________________
Signature of Participant                                                                      Printed Name of Witness

_______________________________
Signature of Witness

EXHIBIT C

IRREVOCABLE ASSIGNMENT OF SPLIT-DOLLAR LIFE INSURANCE PLAN

THIS ASSIGNMENT, dated this _______day of ___________________, _______.

WITNESSETH THAT:

WHEREAS, the undersigned (the “Assignor”) is the Participant party to that certain Split-Dollar Life Insurance Plan (the “Plan”), dated as of ______________, by and between the undersigned and Dubuque Bank and Trust Company (the “Corporation”), which Plan confers upon the undersigned certain rights and benefits with regard to one or more policies of insurance insuring the Assignor's life; and

WHEREAS, pursuant to the provisions of said Plan, the Assignor retained the right, exercisable by the execution and delivery to the Corporation of a written form of assignment, to absolutely and irrevocably assign all of the Assignor’s right, title and interest in and to said Plan to an assignee; and

WHEREAS, the Assignor desires to exercise said right;

NOW, THEREFORE, the Assignor, without consideration, and intending to make a gift, hereby absolutely and irrevocably assigns, gives, grants and transfers to ___________________, (the “Assignee”) all of the Assignor’s right, title and interest in and to the Plan and said policies of insurance, intending that, from and after this date, the Plan be solely between the Corporation and the Assignee and that hereafter the Assignor shall neither have nor retain any right, title or interest therein.

____________________________
                    Assignor

ACCEPTANCE OF ASSIGNMENT

The undersigned Assignee hereby accepts the above assignment of all right, title and interest of the Assignor therein in and to the Plan, by and between such Assignor and the Corporation, and the undersigned hereby agrees to be bound by all of the terms and conditions of said Plan, as if the original Participant party thereto.

____________________________
                 Assignee

Dated:_____________

CONSENT TO ASSIGNMENT

The undersigned Corporation hereby consents to the foregoing assignment of all of the right, title and interest of the Assignor in and to the Plan, by and between the Assignor and the Corporation, to the Assignee designated therein.  The undersigned Corporation hereby agrees that from and after the date hereof, the undersigned Corporation, shall look solely to such Assignee for the performance of all obligations under said Plan which were heretofore the responsibility of the Assignor, shall allow all rights and benefits provided therein to the Assignor to be exercised only by said Assignee, and shall hereafter treat said Assignee in all respects as if the original Participant party thereof.

Dubuque Bank and Trust Company

By_________________________
                 President

Dated:__________________

EXHIBIT D

CHANGE OF CONTROL

Change of Control shall mean:

(i) The consummation of the acquisition by a person (as such term is defined in Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended  (the “1934 Act”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of fifty-one percent (51%) or more of the combined voting power of the then outstanding voting securities of the Corporation or Heartland Financial USA, Inc. (“Heartland”), Corporation’s Parent; or

(ii) The individuals who, as of the date hereof, are members of the Board of Directors of the Corporation or Heartland (the “Board”) cease for any reason to constitute a majority of the Boards, unless the election, or nomination for election by the stockholders, of any new director was approved by a vote of a majority of either Board and such new director shall, for purposes of this Plan, be considered as a member of either Board; or

(iii)  Approval by stockholders of the Corporation or Heartland of: (1) a merger or consolidation if the stockholders, immediately before such merger or consolidation, do not, as a result of such merger or consolidation, own, directly or indirectly, more than fifty-one percent (51%) of the combined voting power of the then outstanding voting securities of the entity resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the voting securities of the Corporation or Heartland outstanding immediately before such merger or Corporation; Corporation or Heartland outstanding immediately before such merger or Corporation; or (2) a complete liquidation or dissolution or an Plan for the sale or other disposition of all or substantially all of the assets of the Corporation or Heartland.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because fifty-one percent (51%) or more of the combined voting power of the then outstanding securities of the Corporation or Heartland are acquired by: (1) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained for employees of the entity; or (2) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders in the same proportion as their ownership of stock immediately prior to such acquisition.

EXHIBIT E
DUBUQUE BANK AND TRUST COMPANY
EXECUTIVE SUPPLEMENTAL LIFE INSURANCE PLAN

Participant	MassMutual Policy Number